Subsequent Events	6 Months Ended
Sep. 30, 2024
Disclosure Of Nonadjusting Events After Reporting Period Abstract
Subsequent Events [Text Block]

21.      Subsequent Events

Subsequent to the end of the quarter, the Company received an additional loan from FWP Holdings LLC, a company that is beneficially owned by the CEO and Chairman, of USD$475,000 (Note 16).

Between October 2, 2024 and November 8, 2024, 33,000 stock options exercisable at a weighted average exercise price of CAD$4.05 per share were forfeited (Note 13).

During October 2024, the Company issued 3,000,000 common shares in an underwritten offering of common shares (the "Share Offering") for gross proceeds of $3,000,000. The Company also issued 150,000 warrants (the "Underwriter Warrants") to the underwriter of the Share Offering to purchase up to 150,000 common shares of the company. The Underwriter Warrants have an exercise price of $1.25 per share and expire three years from the date of issuance (Note 21).